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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 24, 2004



                               LIFEWAY FOODS, INC.
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             (Exact name of registrant as specified in its charter)


           ILLINOIS                     0-17363                 36-3442829
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


        6431 West Oakton St. Morton Grove, IL                 60053
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      (Address of principal executive offices)              (Zip code)


       Registrant's telephone number, including area code: (847) 967-1010



                                       N/A
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          (Former name or former address, if changed since last report)

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                               LIFEWAY FOODS, INC.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 24, 2004, Lifeway Foods, Inc. ("Lifeway") and Danone Foods, Inc. ("Danone") entered into a Third Extension of Stockholders' Agreement dated as of December 30, 2004 (the "Third Extension"). The Third Extension is a further amendment of that certain Stockholders' Agreement dated as of October 1, 1999 between Lifeway, Danone, Michael Smolyansky, Ludmila Smolyansky, Julie Smolyansky and Edward Smolyansky, as amended on December 24, 1999 (the "Stockholders' Agreement") and as previously extended by that certain Extension to Stockholders' Agreement dated as of September 28, 2004 (the "First Extension") and by that certain Second Extension to Stockholders' Agreement dated as of October 29, 2004 (the "Second Extension"). The Stockholders' Agreement previously was disclosed as Exhibit No. 10.11 to the Current Report on Form 8-K filed by Lifeway on October 12, 1999, the Letter Agreement amending the Stockholders' Agreement as of December 24, 1999 previously was disclosed as
Exhibit 10.12 to the Current Report on Form 8-K filed by Lifeway on January 12, 2000, the First Extension previously was disclosed as Exhibit 10.1 to the Current Report on Form 8-K filed by Lifeway on October 18, 2004 and the Second Extension previously was disclosed as Exhibit 10.1 to the Current Report on Form 8-K filed by Lifeway on November 4, 2004.

Under the Stockholders' Agreement, Danone has the right to nominate one Lifeway director, anti-dilutive rights relating to future offerings of securities by Lifeway and limited registration rights. The Stockholders' Agreement also provides that neither Lifeway nor Danone would compete with each other for a period of five years with respect to certain dairy products (the "Noncompetition Provision") and that Danone may not own, more than 20% of the issued and outstanding common stock of Lifeway as a result of direct or indirect acquisition of shares for a period of five years (the "Standstill Provision"). Danone's interest as of the date hereof is approximately 20.4% due to reductions in Lifeway's shares outstanding, primarily due to share repurchases.

Under the First Extension, the terms of the Noncompetition and Standstill Provisions of the Stockholders' Agreement were due to expire on October 29, 2004. Under the Second Extension, the terms of these provisions were extended through December 31, 2004. The Third Extension amends the Stockholders' Agreement to extend the terms of the Noncompetition Provision and of the Standstill Provision through December 30, 2005.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)     Exhibits. The following exhibits are filed with this report:

            Exhibit 10.1 Third Extension of Stockholders' Agreement dated as of December 30, 2004 between Lifeway Foods, Inc. and Danone Foods, Inc.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: December 24, 2004

                                   LIFEWAY FOODS, INC.


                                   By: /s/ Julie Smolyansky
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                                       Julie Smolyansky
                                       Chief Executive Officer, President
                                       and Director